Gemcorp Commodities
Alternative Products Fund	Statement of Investments

March 31, 2026 (Unaudited)

Corporate Bonds - 29.07%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Great Britain - 2.82%
Mining - 2.82%
Anglo American Capital PLC(a)	1,000,000	5.75%	04/05/2034	$1,027,325
United States - 13.71%
Agriculture - 5.47%
Archer-Daniels-Midland Co.	1,000,000	2.50%	08/11/2026	994,419
Cargill, Inc.(a)	1,000,000	4.50%	06/24/2026	1,000,970
				1,995,389
Engineering&Construction - 2.70%
Fluor Corp.	1,000,000	4.25%	09/15/2028	984,442
Chemicals - 2.72%
Mosaic Co.	1,000,000	4.05%	11/15/2027	993,068
Mining - 2.82%
Newmont Corp. / Newcrest Finance Pty, Ltd.	1,000,000	5.35%	03/15/2034	1,028,701
Canada - 2.49%
Oil & Gas - 2.49%
Saturn Oil & Gas, Inc.(a)	864,000	9.625%	06/15/2029	908,590
Peru - 5.64%
Mining - 5.64%
Volcan Cia Minera SAA(a)	2,010,000	8.75%	01/24/2030	2,059,600
Brazil - 4.41%
Iron/Steel - 4.41%
Samarco Mineracao SA(b)	1,636,197	9.50%	06/30/2031	1,609,224
Total Corporate Bonds (Cost $10,559,533)				$10,606,339

Gemcorp Commodities Alternative Products Fund	Statement of Investments

March 31, 2026 (Unaudited)

Bank Loan - 43.71%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Brazil - 2.74%
Agriculture - 2.74%
Clealco - U1	1,000,000	13.18%	12/31/2027	1,000,000
Uniited States - 14.71%
Energy Oil and Gas - 13.70%
Energin - Cycle 1	5,000,000	12.75%	03/16/2026	$5,000,000
Construction Materials - 1.01%
PRECOM_S2	91,077	10.5%	04/07/2026	91,077
PRECOM_S3	127,926	10.5%	05/09/2026	127,926
PRECOM_S4	74,226	10.5%	05/09/2026	74,226
PRECOM_S5	75,439	10.5%	05/09/2026	75,439
				368,668
Turkey - 13.70%
Construction - 13.70%
Gramtruk Investment Holdings, LP TL(c)	5,000,000	14.45%	05/24/2029	5,000,000
Tanzania - 4.77%
Oil & Gas - 4.77%
Loinette - Gulf U1(c)	1,740,501	8.50%	11/20/2028	1,740,501
UAE - 1.33%
Oil & Gas - 1.33%
Pacific Oilfield - S6	485,279	12.45%	06/01/2026	485,279
Angola - 6.46%
Oil & Gas - 6.46%
Sonangol - Tranche B(c)	2,416,666	11.50%	01/09/2031	2,356,250
Total Bank Loan (Cost $15,907,545)				$15,950,698

Gemcorp Commodities
Alternative Products Fund	Statement of Investments

March 31, 2026 (Unaudited)

Government Bond - 23.02%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Brazil - 2.15%
Sovereign - 2.15%
Brazilian Government International Bond	1,000,000	5.00%	01/27/2045	$784,403
United States - 9.53%
Sovereign - 9.53%
United States Treasury Bill(d)	2,500,000	3.58%	05/21/2026	2,487,415
United States Treasury Bill	1,000,000	3.47%	07/02/2026	990,814
				3,478,229
Kenya - 2.37%
Sovereign - 2.37%
Republic of Kenya Government International Bond(b)	1,000,000	8.25%	02/28/2048	$864,058
Angola - 8.97%
Sovereign - 8.97%
Avenir Issuer III Ireland DAC	2,326,268	6.00%	03/22/2027	2,283,448
Avenir Issuer IV Ireland DAC	1,018,384	6.00%	10/25/2027	991,802
				3,275,250
Total Government Bond (Cost $8,394,121)				$8,401,940

Total Investments - 95.80% (Cost $34,861,199)				$34,958,977
Other Asset in Excess of Liabilities - 4.20%				1,533,633
Net Assets - 100.00%				$36,492,610

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to 3,971,808, which represents approximately 10.88% of net assets as of March 31, 2026.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of March 31, 2026, the market value of those securities was $3,497,959, representing 9.59% of net assets.
(c)	Fair value is determined in good faith in accordance with valuation principles pursuant to FASB ASC Topic 820 "Fair Value Measurement". Fair value is determined using significant unobservable inputs. The total fair value of these investments as of March 31, 2026 was $9,096,752 which represents 25% of total net assets of the fund.
(d)	Rate is effective yield as of March 31, 2026.

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

1. Organization

The Gemcorp Commodities Alternative Products Fund (the “Fund”) is a closed-end management investment company that operates as an interval fund and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on February 16, 2024. Gemcorp Capital Advisors LLC serves as the investment adviser (the “Adviser”) of the Fund. The Adviser provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it may invest a greater portion of its assets in obligations of a single issuer than a diversified fund. No holder of Shares (each, a “Shareholder” and collectively, “Shareholders”) will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to offer two separate classes of shares of beneficial interest designated as Class I and Class U (the “Class I Shares” and “Class U Shares,” respectively). Class I has commenced operations. Class U is offered but not currently funded.

Only Class I Shares have been issued as of the date of the accompanying financial statements. Class I Shares and Class U Shares are subject to different fees and expenses. In the future, other classes of Shares may be offered.

The Fund’s investment objective is to provide risk-adjusted returns across various types of market cycles (i.e., periods of positive and negative macro trends in the markets), by investing in a globally diversified portfolio of liquid and illiquid instruments, securities, derivatives and supply chain financings that are commodity-related or commodity-linked, as applicable. The Fund may also utilize physical commodities as collateral for loan transactions or part of supply chain financing transactions. The Fund seeks to achieve its investment objective by (1) providing exposure to asset classes that require specialized expertise (commodities); (2) sourcing differentiated investments through proprietary research and an understanding of the commodities markets; (3) focusing on risk management; and (4) allocating capital opportunistically among different investment strategies within the commodities space based on the Adviser’s assessment of opportunities and their relative value.

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes), directly or indirectly, in commodity-related and commodity-linked instruments, securities, derivatives, supply chain financings and physical gold.

The Fund will endeavor to allocate its investments in credit and equity investments across any number of the following strategies:

(a)	commodity-linked credit, which broadly includes syndicated loans and bonds, first lien loans, second lien loans, unitranche loans, mezzanine debt and credit derivatives (including swaps) made in respect of companies for which a primary or material focus is the production, distribution or sale of commodities (“Commodity- Related Companies”) and countries where at least 50% of a given country’s share of allocated merchandise exports results from commodities as defined by the United Nations Conference on Trade and Development or enterprises owned by such countries (“Commodity-Related Sovereigns”);

(b)	commodity-linked equities, which include common and preferred equity, limited partnership interests in commodity-related vehicles and private investments in public equity (“PIPES”) and equity derivatives made in respect of Commodity-Related Companies and Commodity-Related Sovereigns;

(c)	supply chain financing (trade finance, physical commodity financings and procurement financings);

(d)	exposure to physical commodities through long and short derivative positions; and

(e)	physical gold.

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

2. Accounting Policies

Basis of Preparation

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Bonds are valued using an independent pricing service/vendor. The price used is the Bloomberg BVAL Bid Pricing with a 4pm New York snap. Management does not adjust these prices. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on trade-date. Unsettled trades are reported on a net basis when the right to offset is provided within counterparty agreements. Realized gains and losses from investment transactions are determined using specific identification based on the first in first out ("FIFO") cost method. Any change in net unrealized gain or loss from the preceding period is reported in the Statement of Operations. Brokerage commissions and other trading fees are reflected as an adjustment to cost or proceeds at the time of the transaction. Interest, including income earned on money market funds, is recognized on an accrual basis and includes the amortization of premium and accretion of discount based on the effective yield. Dividend income is recorded on the ex-dividend date. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Expenses are paid to third parties and include organizational expenses, administrative fees and expenses, legal fees, audit and tax preparation expenses, custodial fees, and bank fees. Such expenses are recognized on an accrual basis.

Cash

Cash represents cash on hand and demand deposits held at the Custodian, and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes.

The Fund determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

●	Level 2 – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loan	$–	$–	$15,950,698	$15,950,698
Corporate Bonds	–	10,606,338	–	10,606,339
Government Bond	–	8,401,941	–	8,401,940
Total	$–	$19,008,279	$15,950,698	$34,958,977

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price)

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

The following table shows the aggregate changes in fair value of the Fund's Level 3 investments during the year ended March 31, 2026:

	Asset Type
	Bank Loan	Total
Balance as of December 31, 2025	$9,577,336	$9,577,336
Accrued Discount/premium	6,245	6,245
Return of Capital	–	–
Realized Gain/(Loss)	5,906	5,906
Change in Unrealized Appreciation/ (Depreciation)	(10,074)	(10,074)
Purchases	6,854,653	6,854,653
Sales Proceeds/Paydowns	(483,368)	(483,368)
Transfer into Level 3	–	–
Transfer Out of Level 3	–	–
Balance as of March 31, 2026	$15,950,698	$15,950,698
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2026	$(10,074)	$(10,074)

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Segment Reporting

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is a party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the investment manager is deemed to be the Chief Operating Decision Maker.